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                                                                    Exhibit 99.2



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report of Uniprop Manufactured Housing Communities Income Fund II (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Gloria A. Koster, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

                 3. The Report fully complies with the requirements of Section
                    13(a) or 15(d) of the Securities Act of 1934; and

                 4. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.




/s/ Gloria A. Koster
--------------------
Chief Financial Officer,

 March 24, 2003